Exhibit 99.2

INTERMEC, INC.

RECONCILIATION OF GAAP TO NON-GAAP OPERATING INCOME,

NET EARNINGS AND EARNINGS PER SHARE

(In millions, except per share amounts)

(Unaudited)

	Quarter Ended April 3, 2011
	Operating income (loss) (a)	Net earnings (loss)		Earnings(loss) per share
Profit (loss) as reported	$(8.6)	$(6.1)		$(0.10)
Acquisition related adjustments	7.8	5.7		0.09
Income taxes - increase in valuation allowance	—	0.3	(b)	—

Non-GAAP profit (loss) as adjusted	$(0.8)	$(0.1)		$(0.01)

	Quarter Ended July 3, 2011
	Operating income (loss) (a)	Net earnings (loss)		Earnings(loss) per share
Profit (loss) as reported	$(3.1)	$(3.8)		$(0.06)
Acquisition related adjustments	6.7	4.1		0.07
Restructuring charges	5.1	5.1		0.08
Income taxes - increase in valuation allowance	—	0.5	(b)	0.01 (b)

Non-GAAP profit (loss) as adjusted	$8.7	$5.9		$0.10

	Quarter Ended October 2, 2011
	Operating income (loss)	Net earnings (loss)		Earnings(loss) per share
Profit (loss) as reported	$1.0	$0.7		$0.01
Acquisition related adjustments	7.1 (c)	4.4	(c)	0.07 (c)
Restructuring charges	0.6	0.6		0.01
Income taxes - increase in valuation allowance	—	0.3	(b)	0.01 (b)

Non-GAAP profit (loss) as adjusted	$8.7	$6.0		$0.10

	Quarter Ended December 31, 2011
	Operating income (loss)	Net earnings (loss)		Earnings(loss) per share
Profit (loss) as reported	$4.4	$(21.6)		$(0.36)
Acquisition related adjustments	5.8	3.6		0.06
Capitalized legal fees charge	5.6	3.4		0.06
Restructuring charges	0.1	0.1		—
Impairment of property, plant and equipment	0.9	0.6		0.01
Income taxes - increase in valuation allowance	—	21.4		0.36

Non-GAAP profit (loss) as adjusted	$16.8	$7.5		$0.13

	Twelve Months Ended December 31, 2011
	Operating income (loss)	Net earnings (loss)		Earnings(loss) per share
Profit (loss) as reported	$(6.2)	$(30.8)		$(0.51)
Acquisition related adjustments	27.4 (d)	17.8	(d)	0.29 (d)
Capitalized legal fees charge	5.6	3.4		0.06
Restructuring charges	5.8	5.8		0.1
Impairment of property, plant and equipment	0.9	0.6		0.01
Income taxes - increase in valuation allowance	—	22.5		0.38

Non-GAAP profit (loss) as adjusted	$33.5	$19.3		$0.32

(a)	This table for the first and second quarters of 2011 has been modified to conform with the presentation made in the Company's earnings release for the third and fourth quarters of 2011. Specifically, the reconciliation in the Operating income (loss) column reconciles operating profit (loss) to non-GAAP operating profit (loss), rather than from loss before income taxes to non-GAAP profit (loss), which was presented in the first two quarters of 2011.
(b)	Non-GAAP adjustments for income taxes were not included in the reconciliations accompanying the Company’s earnings releases for the first three quarters of 2011, because they were not considered to be material at the time. However, due to a material valuation adjustment in the fourth quarter of 2011, the adjustments in the first three quarters when added to the fourth quarter adjustment are now considered to be material, and accordingly have been included in the reconciliation for those periods.
(c)	The Acquisition related adjustment for the third quarter of 2011 increased operating income by $0.3 million and increased net earnings by $0.2 million over the amounts reported in the reconciliation presented in the third quarter earnings release, because certain intangible amortization had been excluded from the original presentation. The effect of this adjustment on earnings (loss) per share was immaterial.
(d)	The Acquisition related adjustments included in the earnings release for the year ended December 31, 2011, were $25.8 million for Operating income (loss), $16.3 million for Net earnings (loss), and $0.27 for Earnings (loss) per share. Due to a footing error in the original calculation of these amounts for the 12-month period and the adjustment described above, Acquisition related adjustments for the 12-month period have been increased to $27.4 million for Operating income (loss), $17.8 million for Net earnings (loss), and $0.29 for Earnings (loss) per share.

INTERMEC, INC.

RECONCILIATION OF GAAP TO NON-GAAP NET EARNINGS

(In thousands)

(Unaudited)

	Three Months Ended April 3, 2011 (a)
	GAAP Operating Results	Non-GAAP Adjustments		Non-GAAP Operating Results	EBITDA Adjustments		Adjusted EBITDA
Total revenues	$178,518	$726		$179,244	$—		$179,244

Costs and expenses:
Cost of revenues	110,224	(2,265)		107,959	(1,858)		106,101
Research and development	17,815	—		17,815	(277)		17,538
Selling, general and administrative	54,242	—		54,242	(3,998)		50,244
Acquisition costs	4,839	(4,839)		—	—		—

Total costs and expenses	187,120	(7,104)		180,016	(6,133)		173,883

Operating (loss) income	$(8,602)	$7,830		$(772)	$6,133		$5,361

	Three Months Ended July 3, 2011
	GAAP Operating Results	Non-GAAP Adjustments		Non-GAAP Operating Results	EBITDA Adjustments		Adjusted EBITDA
Total revenues	$221,082	$2,178		$223,260	$—		$223,260

Costs and expenses:
Cost of revenues	129,766	(3,105)		126,661	(2,217)		124,444
Research and development	22,858	(17)		22,841	(369)		22,472
Selling, general and administrative	66,052	(981)		65,071	(4,002)		61,069
Acquisition costs	373	(373)		—			—
Restructuring charges	5,111	(5,111)		—			—

Total costs and expenses	224,160	(9,587)		214,573	(6,588)		207,985

Operating (loss) income	$(3,078)	$11,765		$8,687	$6,588		$15,275

	Three Months Ended October 2, 2011
	GAAP Operating Results	Non-GAAP Adjustments		Non-GAAP Operating Results	EBITDA Adjustments		Adjusted EBITDA
Total revenues	$211,805	$2,178		$213,983	$—		$213,983

Costs and expenses:
Cost of revenues	123,950	(3,170)		120,780	(2,173	) (b)	118,607
Research and development	22,047	(18)		22,029	(413	) (b)	21,616
Selling, general and administrative	63,610	(1,178	) (d)	62,432	(5,668	) (b)	56,764
Acquisition costs	554	(554)		—	—		—
Restructuring charges	644	(644)		—	—		—

Total costs and expenses	210,805	(5,564)		205,241	(8,254)		196,987

Operating income	$1,000	$7,742		$8,742	$8,254		$16,996

	Three Months Ended December 31, 2011
	GAAP Operating Results	Non-GAAP Adjustments	Non-GAAP Operating Results	EBITDA Adjustments		Adjusted EBITDA
Total revenues	$236,776	$1,744	$238,519	$—		$238,519

Costs and expenses:
Cost of revenues	137,504	(2,882)	134,622	(1,406	) (c)	133,216
Research and development	21,664	(18)	21,646	(353	) (c)	21,293
Selling, general and administrative	66,391	(987)	65,404	(6,016	) (c)	59,388
Acquisition costs	208	(208)	—	—		—
Capitalized legal fees charge	5,573	(5,573)	—	—		—
Restructuring charges	99	(99)	—	—		—
Impairment of Property, plant and equipment	900	(900)	—	—		—

Total costs and expenses	232,339	(10,667)	221,672	(7,775)		213,897

Operating income	$4,437	$12,411	$16,847	$7,775		$24,622

	Twelve Months Ended December 31, 2011
	GAAP Operating Results	Non-GAAP Adjustments	Non-GAAP Operating Results	EBITDA Adjustments		Adjusted EBITDA
Total revenues	$848,181	$6,826	$855,007	$—		$855,008

Costs and expenses:
Cost of revenues	501,445	(11,422)	490,023	(7,654)		482,369
Research and development	84,384	(53)	84,331	(1,412)		82,919
Selling, general and administrative	250,296	(3,146)	247,150	(19,684)		227,466
Acquisition costs	5,974	(5,974)	—	—		—
Capitalized legal fees charge	5,573	(5,573)	—	—		—
Restructuring charges	5,854	(5,854)	—	—		—
Impairment of property, plant and equipment	900	(900)	—	—		—

Total costs and expenses	854,426	(32,922)	821,504	(28,750)		792,754

Operating income (loss)	$(6,245)	$39,748	$33,503	$28,750		$62,254

(a)	This table was not included with the reconciliation accompanying the earnings release for the first quarter of 2011. It has been included to be consistent with the inclusion of this reconciliation in subsequent filings and because it is included in the reconciliations accompanying the earnings release for the first quarter of 2012.
(b)	Due to a calculation error in the reconciliation accompanying the third quarter 2011 earnings release, total amortization expense for the period increased to $5.1 million from the $4.7 million included in the original reconciliation. Portions of the $0.4 million adjustment were allocated to each of the line items listed.
(c)	Stock compensation expense was increased to $3.7 million from the $3.6 million used in the reconciliation for the fourth quarter of 2011 accompanying the 2011 year-end earnings release. Portions of the $0.1 million adjustment were allocated to Selling, general and administrative.
(d)	Total acquisition related amortization expense for the third quarter increased to $3.7 million from the $3.4 million reported in the reconciliation accompanying the third quarter 2011 press release due to the exclusion of amortization of certain intangibles from the calculation. The entire $0.3 million increase was allocated to the adjustment for Selling, general and administrative expense for the period.

INTERMEC, INC.

RECONCILIATION OF GAAP TO NON-GAAP GROSS MARGINS

(In thousands)

(Unaudited)

	Three Months Ended April 3, 2011
	As Reported	Non-GAAP Adjustments	Non-GAAP as Adjusted
Revenues:
Product	$141,736	$—	$141,736
Service	36,782	726	37,508

Total revenues	$178,518	$726	$179,244

Cost of revenues:
Product	$87,797	$(2,265)	$85,532
Service	22,427	—	22,427

Total cost of revenues	$110,224	$(2,265)	$107,959

Gross margins:
Product	38.1%		39.7%
Service	39.0%		40.2%
Total	38.3%		39.8%

	Three Months Ended July 3, 2011
	As Reported	Non-GAAP Adjustments	Non-GAAP as Adjusted
Revenues:
Product	$177,751	$—	$177,751
Service	43,331	2,178	45,509

Total revenues	$221,082	$2,178	$223,260

Cost of revenues:
Product	$106,441	$(3,105)	$103,336
Service	23,325	—	23,325

Total cost of revenues	$129,766	$(3,105)	$126,661

Gross margins:
Product	40.1%		41.9%
Service	46.2%		48.7%
Total	41.3%		43.3%

	Three Months Ended October 2, 2011
	As Reported	Non-GAAP Adjustments	Non-GAAP as Adjusted
Revenues:
Product	$165,294	$—	$165,294
Service	46,511	2,178	48,689

Total revenues	$211,805	$2,178	$213,983

Cost of revenues:
Product	$97,587	$(3,170)	$94,417
Service	26,363	—	26,363

Total cost of revenues	$123,950	$(3,170)	$120,780

Gross margins:
Product	41.0%		42.9%
Service	43.3%		45.9%
Total	41.5%		43.6%

	Three Months Ended December 31, 2011
	As Reported	Non-GAAP Adjustments	Non-GAAP as Adjusted
Revenues:
Product	$192,209	$—	$192,209
Service	44,566	1,744	46,310

Total revenues	$236,775	$1,744	$238,519

Cost of revenues:
Product	$112,766	$(2,882)	$109,884
Service	24,738	—	24,738

Total cost of revenues	$137,504	$(2,882)	$134,622

Gross margins:
Product	41.3%		42.8%
Service	44.5%		46.6%
Total	41.9%		43.6%

	Twelve Months Ended December 31, 2011
	As Reported	Non-GAAP Adjustments	Non-GAAP as Adjusted
Revenues:
Product	$676,991	$—	$676,991
Service	171,190	6,826	178,016

Total revenues	$848,181	$6,826	$855,007

Cost of revenues:
Product	$404,591	$(11,422)	$393,169
Service	96,853	—	96,853

Total cost of revenues	$501,444	$(11,422)	$490,022

Gross margins:
Product	40.2%		41.9%
Service	43.4%		45.6%
Total	40.9%		42.7%

This presentation has been adjusted to reflect certain reclassifications applied to subsequent periods.

Total cost of revenues and Total gross margins remain unchanged.

INTERMEC, INC.

SUPPLEMENTAL INFORMATION: EBITDA AND ADJUSTED EBITDA CALCULATION

(In thousands)

(Unaudited)

	Three Months Ended						Twelve Months Ended
	April 3, 2011	July 3, 2011	October 2, 2011		December 31, 2011		December 31, 2011
Operating income (loss), as reported	$(8,602)	$(3,078)	$1,000		$4,435		$(6,245)

Acquisition adjustments
Acquisition fair-value adjustments	1,889	2,490	2,178		1,744		8,301
Intangible amortization	1,102	3,174	3,746	(c)	3,205		11,227	(c)
Acquisition costs	4,839	373	554		208		5,974
Capitalized legal fees charge	—	—	—		5,573		5,573
Restructuring charges	—	5,112	644		99		5,855
Impairment of property, plant and equipment	—	—	—		900		900
Other	—	618	620		682		1,920

Total adjustments	7,830	11,767	7,742		12,411		39,750

Non-GAAP operating income (loss)	$(772)	$8,689	$8,742		$16,846		$33,505

Adjusted EBITDA calculation
Add: depreciation and amortization (excluding acquisition related)	$3,805	$4,540	$5,082	(a)	$4,027		$17,454	(a)
Add: stock-based compensation	2,328	2,048	3,172		3,748	(b)	11,296

Adjusted EBITDA	$5,361	$15,277	$16,996		$24,621		$62,255

(a)	Due to a calculation error in the reconciliation accompanying the third quarter 2011 earnings release, total amortization expense for the period increased to $5.1 million from the $4.7 million included in the original reconciliation.
(b)	Stock compensation expense was increased to $3.7 million from the $3.6 million used in the reconciliation for the fourth quarter of 2011 accompanying the 2011 year-end earnings release.
(c)	Total Acquisition related amortization for the third quarter increased to $3.7 million from the $3.4 million reported in the reconciliation accompanying the third quarter 2011 press release due to the exclusion of amortization of certain intangibles from the calculation.

Intermec is providing disclosure of the reconciliation of certain Non-US GAAP financial measures used in our financial reporting and within our press release, among other places, to our comparable financial measures on a US GAAP basis. The Company believes that these Non-US GAAP financial measures provide investors the additional information to evaluate financial performance in a way that is comparable to measures reported by other technology companies.

Earnings before interest, taxes, depreciation, and amortization (EBITDA) is net income (loss) before provisions for income taxes, net interest expense, and depreciation and amortization. EBITDA should not be considered an alternative to, or more meaningful than, income before income taxes, cash flow from operations, or other traditional indicators of operating performance. Rather, EBITDA is presented because it is a widely accepted supplemental financial measure that we believe provides relevant and useful information. Our calculation of adjusted EBITDA adds back the non-cash effect of stock-based compensation as accounted for under ACS 718 as we believe this is a meaningful view of our true cash earnings. Adjusted EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-US GAAP measure in the same manner.